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                                                                EXHIBIT 10.13(f)


                              ADDITIONAL GUARANTOR

                                                        Dated: November 16, 1998

         Reference is made to that certain Guaranty dated as of February 12, 1998 as amended or supplemented from time to time (the "Guaranty"), by and among the Guarantors from time to time party thereto in favor of Bank of America National Trust and Savings Association, as Administrative Agent for the Guarantied Parties. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Guaranty and the Credit Agreement referred to therein.

         Cinemark Mexico (USA) Inc., a Delaware corporation, a Domestic Material Restricted Subsidiary of Cinemark USA, Inc., ("Subsidiary") hereby agrees to become a Guarantor under the Guaranty, and agrees to be bound by all the terms and conditions applicable to a Guarantor thereunder as of the date hereof.

         The undersigned Subsidiary hereby represents and warrants to the matters set forth in Section 10 of the Guaranty as of the date hereof.

         The undersigned existing Guarantor hereby consents to Subsidiary becoming a party to the Guaranty. This supplement to the Guaranty is executed by the parties hereto as of the date first written above.

                                                 CINEMARK MEXICO (USA) INC., A
                                                 DELAWARE CORPORATION

                                                 By:    /s/ Jeffrey J. Stedman
                                                     ---------------------------
                                                 Name:  Jeffrey J. Stedman
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------

                                                 EXISTING GUARANTOR
                                                 CINEMARK PROPERTIES, INC.,

                                                 By:    /s/ Jeffrey J. Stedman
                                                     ---------------------------
                                                 Name:  Jeffrey J. Stedman
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------

ACKNOWLEDGED:
BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS
ADMINISTRATIVE AGENT

By:  /s/ David Price
   ---------------------------
         David Price
        Vice President